ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:   September 1, 1999 - September 30, 1999
                     ---------------------------------------

SETTLEMENT DATE:     15-Oct-99
                     ---------

A.     SERIES INFORMATION

       ADVANTA LEASING RECEIVABLES CORP. VIII AND
       ADVANTA LEASING RECEIVABLES CORP. IX
       EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
       SERIES 1999-1

I.     SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

       (a.)        Beginning Aggregate Contract Principal Balance ..                                               $ 104,721,249.11
                                                                                                                   ----------------
       (b.)        Contract Principal Balance of all Collections
                   allocable to Contracts ..........................                                               $   5,627,440.50
                                                                                                                   ----------------
       (c.)        Contract Principal Balance of Charged-Off
                   Contracts .......................................                                               $     135,946.81
                                                                                                                   ----------------
       (e.)        Ending Aggregate Contract Principal Balance of
                   all Contracts as of this Settlement Date ........                                               $  98,957,861.80
                                                                                                                   ----------------

                   BALANCES ON THIS SETTLEMENT DATE
       (d.)        Class A Principal Balance as of this
                   Settlement Date (Class A Note Factor) ...........       0.8831577                               $  87,323,213.98
                                                                           =========                               ----------------
       (e1.)       Ending Class A-1 Principal Balance ..............       0.7731587       $ 39,376,578.98
                                                                           =========       ---------------
       (e2.)       Ending Class A-2 Principal Balance ..............       1.0000000       $ 38,500,927.00
                                                                           =========       ---------------
       (e3.)       Ending Class A-3 Principal Balance ..............       1.0000000       $  9,445,708.00
                                                                           =========       ---------------
       (f.)        Ending Class B Principal Balance as of this
                   Settlement Date (Class B Note Factor) ...........       1.0000000                               $  11,599,991.00
                                                                           =========                               ----------------


II.    COMPLIANCE RATIOS

       (a.)        Aggregate Contract Balance Remaining ("CBR")
                   of all Contracts ................................                                               $ 109,047,533.88
                                                                                                                   ----------------

       (b.)        CBR of Contracts 1 - 30 days delinquent .........                                               $  10,540,584.40
                                                                                                                   ----------------
       (c.)         % of Delinquent Contracts 1- 30 days as of
                    the related Calculation Date ...................                                                           9.67%
                                                                                                                   ----------------

       (d.)        CBR of Contracts 31 - 60 days delinquent ........                                               $   6,052,218.74
                                                                                                                   ----------------
       (e.)         % of Delinquent Contracts 31- 60 days as of
                    the related Calculation Date ...................                                                           5.55%
                                                                                                                   ----------------

       (f.)        CBR of Contracts 61 - 90 days delinquent ........                                               $   2,078,728.09
                                                                                                                   ----------------
       (g.)         % of Delinquent Contracts 61 - 90 days as of
                    the related Calculation Date ...................                                                           1.91%
                                                                                                                   ----------------

       (h.)        CBR of Contracts 91 - 120 days delinquent .......                                               $   1,090,071.38
                                                                                                                   ----------------
       (i.)         % of Delinquent Contracts 91 - 120 days as of
                    the related Calculation Date ...................                                                           1.00%
                                                                                                                   ----------------

       (j1.)       % of Delinquent Contracts 31 days or more as
                   of the related Calculation Date .................                                                           8.46%
                                                                                                                   ----------------
       (j2.)       Month 2: Aug-99 .................................                                                         6.80%
                                                                                                                   ----------------
       (j3.)       Month 3: N/A ....................................                                                            n/a
                                                                                                                   ----------------
       (j4.)       Three month rolling average % of Delinquent
                   Contracts 31 days or more .......................                                                           n/a
                                                                                                                   ----------------

       (k1.)       Net Charge-Off % for the related Collection
                   Period (annualized 30/360) ......................                                                          1.16%
                                                                                                                   ----------------
       (k2.)       Month 2: Aug-99 .................................                                                          0.03%
                                                                                                                   ----------------
       (k3.)       Month 3: N/A ....................................                                                            n/a
                                                                                                                   ----------------
       (k4.)       Three month rolling average % for Defaulted
                   Contracts .......................................                                                            n/a
                                                                                                                   ----------------

                   Does the Cumulative Loss % exceed ...............
       (l1.)       The Loss Trigger Level % from Beginning
                   Period to and including 12th Collection
                   Period ? . Y or N ...............................                                                             NO
                                                                                                                   ----------------
       (l2.)       The Loss Trigger Level % from 13th Collection
                   Period to and including 24th Collection
                   Period? .Y or N. ................................                                                            n/a
                                                                                                                   ----------------
       (l3.)       The Loss Trigger Level % from 25th Collection
                   Period and thereafter ?  Y or N .................                                                            n/a
                                                                                                                   ----------------


       (m1.)       Residual Realization for the related Collection
                   Period ..........................................                                                         127.07%
                                                                                                                   ----------------
       (m2.)       Month 2: Aug-99 .................................                                                         175.71%
                                                                                                                   ----------------
       (m3.)       Month 3: N/A ....................................                                                            n/a
                                                                                                                   ----------------
       (m4.)       Three month rolling average Residual
                   Realization Ratio ...............................                                                            n/a
                                                                                                                   ----------------

       (n.)        Does the three month rolling Residual
                   Realization ratio exceed 100%...Y or N ...........                                                           n/a
                                                                                                                   ----------------


III.   FLOW OF FUNDS
       (1.)        The amount on deposit in Available Funds .........                                              $   6,522,656.35
                                                                                                                   ----------------
       (2.)        The prepayment amounts deposited, if any, by
                   the Issuers' to the Collection Account for
                   removal of defaulted contracts ...................                                              $             --
                                                                                                                   ----------------
       (3.)        Total deposits in the Collection Account to
                   be used as available funds on this Payment Date ..                                              $   6,522,656.35
                                                                                                                   ----------------

       (a.)        To the Servicer, Unrecoverable Servicer
                   Advances / Initial Unpaid Balance ................                                              $      21,364.19
                                                                                                                   ----------------
       (b.)        To the Servicer, the Servicing Fee and
                   miscellaneous amounts, if any ....................                                              $      87,267.71
                                                                                                                   ----------------

                   To Series 1999-1 Noteholders:
                   -----------------------------
       (c.)        To Class A, the total Class A Note Interest
                   and Class A Overdue Interest for the related
                   period. ..........................................                                              $     484,272.90
                                                                                                                   ----------------
                      Interest on Class A-1 Notes ...................                      $    216,921.61
                                                                                           ---------------
                      Interest on Class A-2 Notes ...................                      $    213,038.46
                                                                                           ---------------
                      Interest on Class A-3 Notes ...................                      $     54,312.82
                                                                                           ---------------
       (d.)        Interest on Class B Notes for the related
                   period ...........................................                                              $      70,276.61
                                                                                                                   ----------------

       (e.)        To Series 1999-1Noteholders:
                   ----------------------------
                   To Class A, the total applicable Principal
                   Payment ..........................................                                              $   5,763,387.31
                                                                                                                   ----------------
                      Principal Payment to Class A-1 Noteholders ....                      $   5,763,387.31
                                                                                           ---------------
                      Principal Payment to Class A-2 Noteholders ....                      $            --
                                                                                           ---------------
                      Principal Payment to Class A-3 Noteholders ....                      $            --
                                                                                           ---------------
                   To Class B for applicable Principal Payment to the
                   extent of the Class B Floor ......................                                              $             --
                                                                                                                   ----------------


       (f.)        To the Reserve Account :
                   ------------------------
                   The amount needed to increase the amount in
                   the Reserve Account to the Required Reserve ......                                              $      96,087.63
                                                                                                                   ----------------


       (g.)        Upon the occurrence of a Residual Event
                   ---------------------------------------
                   the lesser of:
                   (A) the remaining Available Funds and ............                      $            --
                                                                                           ---------------
                   (B) the aggregate amount of Residual Receipts
                   included in Available Funds ......................                      $            --
                                                                                           ---------------
                   To be deposited to the Residual Account ..........                                              $             --
                                                                                                                   ----------------

       (h.)        To the Issuers, as owner of the Pledged Assets,
                   any remaining Available Funds on deposit in the
                   Collection Account (the "Issuers' Interest") .....                                              $          (0.00)
                                                                                                                   ----------------

IV.    SERVICER ADVANCES

       (a.)        Aggregate amount of Servicer Advances at the
                   beginning of the Collection Period ...............                                              $   1,150,342.14
                                                                                                                   ----------------
       (b.)        Servicer Advances reimbursed during the
                   Collection Period ................................                                              $      25,334.02
                                                                                                                   ----------------
       (c.)        Amount of unreimbursed Service Advances to be
                   reimbursed on the Settlement Date ................                                              $             --
                                                                                                                   ----------------
       (d.)        Servicer Advances made during the related
                   Collection Period ................................                                              $     478,899.41
                                                                                                                   ----------------
       (e.)        Aggregate amount of Servicer Advances at the
                   end of the Collection Period .....................                                              $   1,603,907.53
                                                                                                                   ----------------
       (f.)        Amount of delinquent Scheduled Payments for
                   which Servicer Advances were not made ............                                              $             --
                                                                                                                   ----------------


V.     RESERVE ACCOUNT
       (a.)        Amount on deposit at the beginning of the
                   related Collection Period ........................                                              $   1,425,110.52
                                                                                                                   ----------------
       (b.)        Amount of interest earnings reinvested for
                   the related Monthly Period .......................                                              $       5,397.92
                                                                                                                   ----------------
       (c.)        Amounts used to cover shortfalls, if any, for
                    the related Collection Period ...................                                              $             --
                                                                                                                   ----------------
       (d.)        Amounts transferred from the Collection
                   Account, if applicable ...........................                                              $      96,087.63
                                                                                                                   ----------------
       (e.)        Balance remaining before calculating Required
                   Reserve Amount ...................................                                              $   1,526,596.07
                                                                                                                   ----------------

       (f.)        Required Reserve Amount needed as of the
                   related Collection Period ........................                                              $   4,946,160.25
                                                                                                                   ----------------

       (g1.)       If (d) above is greater than (e), then
                   excess amount to be transferred to the Series
                   Obligors .........................................                                              $             --
                                                                                                                   ----------------
       (g2.)       If (e) is greater than (d), then amount of
                   shortfall ........................................                                              $   3,419,564.18
                                                                                                                   ----------------

       (h.)        Amounts on deposit at the end of the related
                   Collection Period (e minus g1) ...................                                              $   1,526,596.07
                                                                                                                   ----------------

       (i.)        Is the Required Reserve Amount equal to the
                   balance in the Reserve Account as of the
                   related Collection period? Y or N ................                                                           NO
                                                                                                                   ----------------

VI.    RESIDUAL ACCOUNT
       (a.)        Amount on deposit at the beginning of the
                   related Collection Period .......................                                               $             --
                                                                                                                   ----------------
       (b.)        Amounts transferred from the Collection Account .                                               $             --
                                                                                                                   ----------------
       (c.)        Amounts used to cover shortfalls for the
                   related Collection Period .......................                                               $             --
                                                                                                                   ----------------
       (d.)        Amount on deposit at the end of the related
                   Collection Period ...............................                                               $             --
                                                                                                                   ----------------


VII.   ADVANCE PAYMENTS

       (a.)  Beginning aggregate Advance Payments ..................                                               $   1,276,027.44
                                                                                                                   ----------------
       (b.)  Add:  Amount of Advance Payments collected during
             the related Collection Period .........................                                               $     713,239.20
                                                                                                                   ----------------
       (c.)  Add:  Investment earnings for the related
             Collection Period .....................................                                               $             --
                                                                                                                   ----------------
       (d.)  Less: Amount of Advance Payments withdrawn for
             deposit into Facility Account .........................                                               $     935,037.68
                                                                                                                   ----------------
       (e.)  Ending aggregate Advance Payments .....................                                               $   1,054,228.96
                                                                                                                   ----------------



       ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

       BY:         /s/ John Paris
                   ---------------

       TITLE:      Sr. Vice President
                   ------------------

       DATE:       11-Oct-99
                   -------------